SCUDDER                                [LOGO]



                            December 31, 1996

Dear Scudder Investor,

     The prospectus supplement on the reverse
side, for Scudder  Pathway  Series:  Balanced
Portfolio,  is intended to provide  corrected
performance   information   for  the  Scudder
Managed   Retirement    Trust-Balanced   (the
"MRT/Balanced")  for the 1-year  period ended
October 31, 1996.

     If you have any questions, please call us at 1-800-225-2470, between 8 a.m. and 8
p.m. eastern time, Monday through Friday. We will be happy to assist you.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.




This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.


                (over please)

SCUDDER                                [LOGO]


Scudder Pathway Series:
Balanced Portfolio


Supplement to Prospectus
dated November 15, 1996


The   following   text   modifies  the  final
paragraph    of    the    section    entitled
"Performance information."

Provided  below are  performance  figures for
the Scudder Managed Retirement Trust-Balanced
(the "MRT/Balanced"), a collective investment
trust for defined  contribution plans offered
by Scudder Trust Company, an affiliate of the
Adviser.   MRT/Balanced  invests  its  assets
within  the  Scudder  Family of Funds and has
the  same  investment   adviser,   same  lead
portfolio manager and  substantially  similar
investment    objectives,     policies    and
strategies  as  the  Portfolio.   Unlike  the
Portfolio, however, the MRT/Balanced imposes a trustee fee and an audit fee at the trust level. Of course, the following performance figures are not necessarily indicative of the future performance of the Portfolio.

   Average Annual Total Return for periods
            ended October 31, 1996

1 Year           3 Years         Life of Fund

13.89%            9.51%            10.89%*

* For the period beginning August 31, 1991.





December 31, 1996